Nature Of Operations	12 Months Ended
Dec. 31, 2011
Nature Of Operations [Abstract]
Nature Of Operations

Note 1: Nature of Operations

CNH Global N.V. ("CNH" or the "Company") is incorporated in, and under the laws of, The Netherlands. CNH's Equipment Operations manufacture, market and distribute a full line of agricultural and construction equipment and parts on a worldwide basis (see "Note 20: Segment and Geographical Information"). CNH's Financial Services operation offers an array of financial products and services, including retail financing for the purchase or lease of new and used CNH and other manufacturers' products and other retail financing programs and wholesale financing to dealers.

As of December 31, 2011, Fiat Industrial S.p.A. and its subsidiaries ("Fiat Industrial" or the "Fiat Industrial Group") owned approximately 88% of CNH's outstanding common shares through Fiat Netherlands Holding N.V. ("Fiat Netherlands").

On January 1, 2011, Fiat S.p.A. ("Fiat" and, together with its subsidiaries, the "Fiat Group") effected a "demerger" under Article 2506 of the Italian Civil Code. Pursuant to the demerger, Fiat transferred its ownership interest in Fiat Netherlands to a new holding company, Fiat Industrial, including Fiat's indirect ownership of CNH Global, as well as Fiat's truck and commercial vehicles business ("Iveco") and its industrial and marine powertrain business ("FPT Industrial"). Consequently, as of January 1, 2011, CNH Global became a subsidiary of Fiat Industrial. In connection with the demerger transaction, shareholders of Fiat received shares of capital stock of Fiat Industrial. Accordingly, effective as of January 1, 2011, Fiat Industrial owned approximately 89% of our outstanding common shares through its direct, wholly-owned subsidiary Fiat Netherlands.